                                                                    EXHIBIT 99.1

 ESPEED REPORTS SECOND QUARTER 2003 FULLY TAXED OPERATING EPS OF $0.15 AND GAAP
                                  EPS OF $0.14

 PRE-TAX OPERATING EARNINGS PER SHARE OF $0.25 INCREASES 92 PERCENT AND REVENUES
                         GROW 28 PERCENT YEAR OVER YEAR

                 NET OPERATING MARGINS EXPAND TO OVER 35 PERCENT

            COMPANY SIGNIFICANTLY IMPROVES OUTLOOK FOR FULL YEAR 2003


NEW YORK - August 12, 2003 - eSpeed, Inc. (NASDAQ:ESPD), a subsidiary of Cantor Fitzgerald and the leading developer of electronic trading technology, today reported record results for the second quarter ended June 30, 2003.

EARNINGS
For the second quarter 2003, the Company reported fully taxed operating income of $8.3 million, or $0.15 per diluted share. eSpeed reports net operating income in order to reflect earnings generated from the Company's operations. In accordance with Generally Accepted Accounting Principles (GAAP), eSpeed reported net income of $8.1 million, or $0.14 per diluted share, for the second quarter 2003. The difference between fully taxed operating income and GAAP net income was a $0.2 million non-cash charge for business partner securities.

This quarter marked the first time eSpeed's results were reported on a fully taxed basis. For comparative purposes, eSpeed reported pre-tax operating income of $13.9 million, or $0.25 per diluted share, in the second quarter 2003, a 92 percent increase over the $0.13 per diluted share reported in the second quarter 2002. On a sequential basis, pre-tax operating income increased 39 percent from the $0.18 per diluted share reported in the first quarter 2003.

REVENUE
eSpeed's total revenues for the second quarter 2003 were $39.1 million, 28 percent higher than revenues of $30.6 million for second quarter 2002 (excluding a $12.8 million gain, from business interruption insurance proceeds related to September 11th, in the second quarter 2002, which resulted in GAAP revenues of $43.4 million). On a sequential basis, total revenues increased 15 percent from $34.0 million reported in the first quarter 2003.

Second quarter 2003 fully electronic revenues were $27.5 million, up 30 percent compared to $21.2 million in the second quarter 2002. Total revenues from Software Solutions in the second quarter 2003 were $6.1 million versus $4.3 million in the second quarter 2002, an increase of 42 percent.

Howard W. Lutnick, Chairman, CEO & President of eSpeed, Inc. commented, "Our year-over-year pre-tax operating earnings per share growth of 92 percent demonstrates the success of our business model. Just over a year ago we established our growth strategy, and we are delivering on that commitment to shareholders. We are consistently improving our profitability, this quarter delivering 35.5 percent operating margins, compared to the 29.6 percent reported last quarter, and the 24.1 percent reported a year ago."

VOLUME & TRANSACTIONS
Fully electronic volume for the second quarter 2003 was $7.8 trillion, a 25 percent increase over $6.2 trillion for the second quarter 2002. eSpeed's total electronic volume, including fully electronic and voice-assisted transactions, for the second quarter 2003 was $10.4 trillion, up 29 percent from $8.1 trillion in the second quarter 2002. This growth compares to a 27 percent increase in US Treasury volume as reported by the Federal Reserve. Total transaction count for the second quarter 2003 was 1.3 million transactions, an increase of 25 percent from 1.1 million transactions in the second quarter 2002.

Lee Amaitis, Global Chief Operating Officer of eSpeed, Inc. commented, "The record US budget deficit and corresponding debt issuance have improved the market in which eSpeed operates. We believe that the increased US Treasury issuance, which began in the middle of the second quarter, is indicative of the expanded US Treasury market that is at the heart of eSpeed's core business. As the leader in US Treasuries, eSpeed is uniquely positioned to benefit from the tremendous opportunities created by this volume and issuance growth."

CASH AND CASH EQUIVALENTS
As of June 30, 2003, eSpeed's cash and cash equivalents increased to $199 million compared to $175 million as of March 31, 2003.

OUTLOOK
The Company is raising its guidance for full year 2003 net operating earnings to a range of $0.64 - $0.67 per share diluted and after-tax from $0.54 per share diluted and after-tax. eSpeed's improved guidance is predicated on the Company's expectation that average daily Federal Reserve US Treasury volume for the full year 2003 will be between $430 - $440 billion per day, up from the previous expectation of between $400 - $408 billion per day. The Company's guidance is based on its expectation that average daily Federal Reserve US Treasury volume will be between $440 - $460 billion per day in the third and fourth quarters of 2003. eSpeed expects to generate pre-tax operating margins in excess of 36 percent and incremental margins to continue to exceed 60 percent for the second half of 2003. For the third quarter 2003, the Company expects to earn in the range of $0.16 - $0.17 per share diluted and after-tax.

In conclusion, Mr. Lutnick added, "The tremendous growth in the US Treasury market and the success of our price improvement (PI) software in the second quarter resulted in a 15 percent sequential increase in both eSpeed's revenues and fully-electronic volume. Our increased guidance for the third quarter is based on our expectation that we will improve our market position by outperforming the Federal Reserve US Treasury volumes and by realizing continued traction in our price improvement business, and we have already seen these improvements during the month of July. We believe our unique leadership position, at an unprecedented time of record issuance in the US Treasury markets, coupled with our ability to leverage our technology enhancements, leave us extremely well-positioned for growth throughout the remainder of 2003 and beyond."

NON-GAAP FINANCIAL MEASURES
To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative first half operating performance, eSpeed uses non-GAAP financial measures of revenues, income before income tax provision, net income and earnings per share, which are adjusted to exclude certain non-operating expenses and gains. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. In the second quarter 2003, the difference between GAAP net income and non-GAAP net operating income was $0.2 million.

ABOUT ESPEED, INC.

eSpeed, a subsidiary of Cantor Fitzgerald, is the leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global non-equity capital markets, including the world's largest government bond markets and other fixed income and financial marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial and non-financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms, major exchanges and leading natural gas and electricity trading firms. To learn more, please visit www.espeed.com.

Statements contained in this Press Release, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to: the effects of the attacks on the World Trade Center, market volatility, the limited operating history of eSpeed, Inc., and its ability to enter into marketing and strategic alliances, to effectively manage its growth, to expand the use of its electronic systems and to induce clients to use its marketplaces and services, and other factors that are discussed in eSpeed's Annual Report on Form 10-K, filed with the Securities and Exchange Commission.


CONTACTS:
---------

INVESTORS:
Maureen Murphy
212.610.2430

MEDIA:
Tom Ryan
212.610.2425

                          ESPEED, INC. AND SUBSIDIARIES
      CONSOLIDATED STATEMENTS OF INCOME IN ACCORDANCE WITH GAAP (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                          THREE MONTHS ENDED JUNE 30,    SIX MONTHS ENDED JUNE 30,
                                                                         ----------------------------   ---------------------------
                                                                             2003            2002           2003           2002
                                                                         -----------     ------------   -----------     -----------
Revenues:
     Transaction revenues with related parties
           Fully electronic transactions                                   $ 27,538        $  21,238     $  50,048       $  42,826
           Voice-assisted brokerage transactions                              4,645            4,347         9,806           8,830
           Screen-assisted open outcry transactions                             243               16           292             123
                                                                         -----------     ------------   -----------     -----------
       Total transaction revenues with related parties                       32,426           25,601        60,146          51,779
     Software Solutions fees from related parties                             3,881            3,469         7,530           6,324
     Software Solutions and licensing fees from unrelated parties             2,209              806         4,341           1,104
     Business interruption insurance proceeds from parent                         -           12,833             -          12,833
     Interest income from related parties                                       563              740         1,105           1,442
                                                                         -----------     ------------   -----------     -----------
           Total revenues                                                    39,079           43,449        73,122          73,482
                                                                         -----------     ------------   -----------     -----------
Expenses:
     Compensation and employee benefits                                       9,239            9,316        18,083          18,635
     Occupancy and equipment                                                  7,571            5,792        14,748          11,710
     Professional and consulting fees                                           863            1,193         1,974           3,115
     Communications and client networks                                       1,714            1,694         3,309           3,051
     Marketing                                                                  408            1,585           742           3,234
     Administrative fees to related parties                                   2,590            2,146         5,168           4,287
     Amortization of business partner securities                                362              406         1,067             813
     Other                                                                    2,830            1,512         5,149           2,861
                                                                         -----------     ------------   -----------     -----------
           Total expenses                                                    25,577           23,644        50,240          47,706
                                                                         -----------     ------------   -----------     -----------
Income before income tax provision                                           13,502           19,805        22,882          25,776

Income tax provision                                                          5,400              114         5,305             228
                                                                         -----------     ------------   -----------     -----------
Net income                                                                 $  8,102        $  19,691     $  17,577       $  25,548
                                                                         ===========     ============   ===========     ===========
Per share data:

     Basic earnings per share                                              $   0.15        $    0.36     $    0.32       $    0.46
                                                                         ===========     ============   ===========     ===========
     Diluted earnings per share                                            $   0.14        $    0.35     $    0.31       $    0.45
                                                                         ===========     ============   ===========     ===========
     Basic weighted average shares of common stock outstanding               55,056           54,980        55,076          54,983
                                                                         ===========     ============   ===========     ===========
     Diluted weighted average shares of common stock outstanding             56,447           56,924        56,819          56,928
                                                                         ===========     ============   ===========     ===========

                          ESPEED, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         THREE MONTHS ENDED JUNE 30,    SIX MONTHS ENDED JUNE 30,
                                                                         ---------------------------    -------------------------
                                                                              2003          2002           2003          2002
                                                                           ----------    ----------     ----------    ----------
Revenues:
     Transaction revenues with related parties
           Fully electronic transactions                                    $ 27,538      $ 21,238       $ 50,048      $ 42,826
           Voice-assisted brokerage transactions                               4,645         4,347          9,806         8,830
           Screen-assisted open outcry transactions                              243            16            292           123
                                                                           ----------    ----------     ----------    ----------
       Total transaction revenues with related parties                        32,426        25,601         60,146        51,779
     Software Solutions fees from related parties                              3,881         3,469          7,530         6,324
     Software Solutions and licensing fees from unrelated parties              2,209           806          4,341         1,104
     Interest income from related parties                                        563           740          1,105         1,442
                                                                           ----------    ----------     ----------    ----------
           Total revenues                                                     39,079        30,616         73,122        60,649
                                                                           ----------    ----------     ----------    ----------
Expenses:
     Compensation and employee benefits                                        9,239         9,316         18,083        18,635
     Occupancy and equipment                                                   7,571         5,792         14,748        11,710
     Professional and consulting fees                                            863         1,193          1,974         3,115
     Communications and client networks                                        1,714         1,694          3,309         3,051
     Marketing                                                                   408         1,585            742         3,234
     Administrative fees to related parties                                    2,590         2,146          5,168         4,287
     Other                                                                     2,830         1,512          5,149         2,861
                                                                           ----------    ----------     ----------    ----------
           Total operating expenses                                           25,215        23,238         49,173        46,893
                                                                           ----------    ----------     ----------    ----------
Pre-tax operating income                                                      13,864         7,378         23,949        13,756

Income tax provision                                                           5,545           114          5,450           228
                                                                           ----------    ----------     ----------    ----------
Net operating income                                                           8,319         7,264         18,499        13,528
                                                                           ----------    ----------     ----------    ----------
Non-operating (loss) income:
     Amortization of business partner securities, net of tax                    (217)         (406)          (922)         (813)
     Business interruption insurance proceeds from parent                          -        12,833              -        12,833
                                                                           ----------    ----------     ----------    ----------
           Total non-operating (loss) income                                    (217)       12,427           (922)       12,020
                                                                           ----------    ----------     ----------    ----------
GAAP net income                                                             $  8,102      $ 19,691       $ 17,577      $ 25,548
                                                                           ==========    ==========     ==========    ==========
Per share data:

     Basic pre-tax operating income per share                                   0.25          0.13           0.43          0.25

     Basic tax provision per share                                             (0.10)        (0.00)         (0.10)        (0.00)
                                                                           ----------    ----------     ----------    ----------
     Basic net operating income per share                                   $   0.15      $   0.13       $   0.34      $   0.25

     Basic non-operating (loss) income per share                            $  (0.00)     $   0.23       $  (0.02)     $   0.22
                                                                           ----------    ----------     ----------    ----------
     Basic GAAP earnings per share                                          $   0.15      $   0.36       $   0.32      $   0.46
                                                                           ==========    ==========     ==========    ==========

     Diluted pre-tax operating income per share                                 0.25          0.13           0.42          0.24

     Diluted tax provision per share                                           (0.10)        (0.00)         (0.10)        (0.00)
                                                                           ----------    ----------     ----------    ----------
     Diluted net operating income per share                                 $   0.15      $   0.13       $   0.33      $   0.24
     Diluted non-operating (loss) earnings per share                        $  (0.00)     $   0.22       $  (0.02)     $   0.21
                                                                           ----------    ----------     ----------    ----------
     Diluted GAAP earnings per share                                        $   0.14      $   0.35       $   0.31      $   0.45
                                                                           ==========    ==========     ==========    ==========
     Basic weighted average shares of common stock outstanding                55,056        54,980         55,076        54,983
                                                                           ==========    ==========     ==========    ==========
     Diluted weighted average shares of common stock outstanding              56,447        56,924         56,819        56,928
                                                                           ==========    ==========     ==========    ==========
Additional data:

     Pre-tax operating margin                                                  35.5%         24.1%          32.8%         22.7%
                                                                           ==========    ==========     ==========    ==========

                          ESPEED, INC. AND SUBSIDIARIES
        RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP (UNAUDITED)
                                 (IN THOUSANDS)


                                                                       THREE MONTHS ENDED JUNE 30,     SIX MONTHS ENDED JUNE 30,
                                                                      ----------------------------  ------------------------------
                                                                           2003           2002           2003             2002
                                                                      -------------    -----------  -------------    -------------
Revenues                                                                  $ 39,079       $ 30,616       $ 73,122         $ 60,649
Business interruption insurance proceeds from parent [a]                         -         12,833              -           12,833
                                                                      -------------    -----------  -------------    -------------
GAAP revenues                                                             $ 39,079       $ 43,449       $ 73,122         $ 73,482
                                                                      -------------    -----------  -------------    -------------

Operating expenses                                                        $ 25,215       $ 23,238       $ 49,173         $ 46,893
Amortization of business partner securities [b]                                362            406          1,067              813
                                                                      -------------    -----------  -------------    -------------
GAAP expenses                                                             $ 25,577       $ 23,644       $ 50,240         $ 47,706
                                                                      -------------    -----------  -------------    -------------

Pre-tax operating income                                                  $ 13,864        $ 7,378       $ 23,949         $ 13,756
Sum of reconciling items = [a] + [b]                                          (362)        12,427         (1,067)          12,020
                                                                      -------------    -----------  -------------    -------------
GAAP income before income tax provision                                   $ 13,502       $ 19,805       $ 22,882         $ 25,776
                                                                      -------------    -----------  -------------    -------------

Income tax provision                                                      $  5,545       $    114       $  5,450         $    228
Tax effect of amortization of business partner securities [c]                 (145)             -           (145)               -
                                                                      -------------    -----------  -------------    -------------
GAAP income tax provision                                                 $  5,400          $ 114        $ 5,305            $ 228
                                                                      -------------    -----------  -------------    -------------

Net operating income                                                      $  8,319       $  7,264       $ 18,499         $ 13,528
Sum of reconciling items = [a] + [b] + [c]                                    (217)        12,427           (922)          12,020
                                                                      -------------    -----------  -------------    -------------
GAAP net income                                                           $  8,102       $ 19,691       $ 17,577         $ 25,548
                                                                      =============    ===========  =============    =============

                          ESPEED, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (IN THOUSANDS)

                                                                                JUNE 30, 2003          DECEMBER 31, 2002
                                                                            ----------------------   ---------------------
                                                                                 (UNAUDITED)
                 Assets
Cash                                                                                      $ 3,574                 $ 1,313
Reverse repurchase agreements with related parties                                        195,074                 186,686
                                                                            ----------------------   ---------------------
  Total cash and cash equivalents                                                         198,648                 187,999
Fixed assets, net                                                                          26,038                  26,383
Investments                                                                                11,402                  11,175
Intangible assets, net                                                                     19,647                  19,528
Receivable from related parties                                                               817                   5,266
Other assets                                                                                3,817                   2,360
                                                                            ----------------------   ---------------------
           Total Assets                                                                 $ 260,369               $ 252,711
                                                                            ======================   =====================
                 Liabilities and Stockholders' Equity
Liabilities:
Payable to related parties                                                                $ 3,153                $ 18,857
Accounts payable and accrued liabilities                                                   19,671                  15,399
                                                                            ----------------------   ---------------------
           Total liabilities                                                               22,824                  34,256
                                                                            ----------------------   ---------------------
           Total stockholders' equity                                                     237,545                 218,455
                                                                            ----------------------   ---------------------
Total Liabilities and Stockholders' Equity                                              $ 260,369               $ 252,711
                                                                            ======================   =====================

ESPEED, INC. AND SUBSIDIARIES
QUARTERLY MARKET ACTIVITY REPORT
TREND

                                                                 -----------------------------------------------------
                                                                      2Q02              3Q02            4Q02
                                                                 -----------------------------------------------------
VOLUME (IN BILLIONS)
--------------------
Fully Electronic Volume                                                  6,240            7,241            6,796
Voice-Assisted Volume                                                    1,831            2,442            2,495
                                                                 -----------------------------------------------------
   Total Electronic Volume                                               8,072            9,683            9,291
                                                                 =====================================================
ELECTRONIC TRANSACTION COUNT
----------------------------
Fully Electronic Transactions                                          915,522        1,092,106        1,060,814
Voice-Assisted Transactions                                            157,749          159,074          128,648
                                                                 -----------------------------------------------------
   Total Transactions                                                1,073,271        1,251,180        1,189,462
                                                                 =====================================================
Trading Days                                                                64               64               62


Global Interest Rate Futures Volume (1)
            CBOT - US Treasury Contracts                            47,774,190       58,920,377       55,710,144
            CME - Euro $ Contracts                                  54,596,191       53,434,652       42,085,021
            EUREX - Bund Contracts                                  42,501,702       55,962,133       45,319,604

Fed Quarterly UST Volume for Quarter End (in billions) (2)
                             UST Volume                                 22,382           25,164           23,637
                             Average Daily UST Volume                      350              393              381

NYSE  - Volume (shares traded) - in millions (3)                        87,652           99,189           93,353
      - Transaction Value - in millions                              2,682,303        2,627,565        2,410,169

NASDAQ  - Volume (shares traded) - in millions (4)                     117,032          110,226          105,200
        - Transaction Value - in millions                            1,948,451        1,495,032        1,583,382


                                                                                                        % Change         % Change
                                                                  ------------------------------------------------------------------
                                                                      1Q03              2Q03           2Q03 vs 1Q03    2Q03 vs 2Q02
                                                                  ------------------------------
VOLUME (IN BILLIONS)
--------------------
Fully Electronic Volume                                                  6,778            7,781            14.8%           24.7%
Voice-Assisted Volume                                                    2,592            2,662             2.7%           45.4%
                                                                  -----------------------------------------------------------------
   Total Electronic Volume                                               9,369           10,443            11.5%           29.4%
                                                                  =================================================================
ELECTRONIC TRANSACTION COUNT
----------------------------
Fully Electronic Transactions                                        1,079,595        1,194,625            10.7%           30.5%
Voice-Assisted Transactions                                            151,770          148,223            (2.3%)          (6.0%)
                                                                  -----------------------------------------------------------------
   Total Transactions                                                1,231,365        1,342,848             9.1%           25.1%
                                                                  =================================================================
Trading Days                                                                61               63


Global Interest Rate Futures Volume (1)
            CBOT - US Treasury Contracts                            60,743,312       71,290,686            17.4%           49.2%
            CME - Euro $ Contracts                                  44,124,452       55,958,592            26.8%            2.5%
            EUREX - Bund Contracts                                  65,864,492       63,455,364            (3.7%)          49.3%

Fed Quarterly UST Volume for Quarter End (in billions) (2)
                             UST Volume                                 23,740           28,319            19.3%           26.5%
                             Average Daily UST Volume                      389              450            15.5%           28.5%

NYSE  - Volume (shares traded) - in millions (3)                        86,585           92,981             7.4%            6.1%
      - Transaction Value - in millions                              2,173,033        2,497,359            14.9%           (6.9%)

NASDAQ  - Volume (shares traded) - in millions (4)                      88,636          112,524            26.9%           (3.9%)
        - Transaction Value - in millions                            1,390,364        1,739,506            25.1%          (10.7%)

Sources:    (1) Futures Industry Association - Monthly Volume Report -
                (www.cbot.com, www.cme.com, www.eurexchange.com)
            (2) www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank
            (3) NYSE - www.nyse.com
            (4) NASDAQ - www.marketdata.nasdaq.com


---------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2002                                    Jan'02        Feb'02      Mar'02       Apr'02       May'02      Jun'02
Volume Data (in billions)
            Fully Electronic                         1,992         1,811       2,158        1,953        2,169       2,119
            Voice                                      731           677         642          622          608         601
            Total                                    2,723         2,488       2,800        2,575        2,777       2,720

Transaction Count
            Fully Electronic                       311,319       269,697     305,905      289,150      305,115     321,257
            Voice                                   53,828        50,038      47,803       54,733       59,580      43,436
            Total                                  365,147       319,735     353,708      343,883      364,695     364,693

Trading Days                                            21            19          20           22           22          20
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Fiscal Year 2003                                    Jan'03        Feb'03      Mar'03       Apr'03       May'03      Jun'03
Volume Data (in billions)
            Fully Electronic                         2,309         1,906       2,564        2,070        2,871       2,840
            Voice                                      864           810         917          761          956         944
            Total                                    3,173         2,716       3,481        2,831        3,827       3,784

Transaction Count
            Fully Electronic                       370,992       305,296     403,307      338,281      425,213     431,131
            Voice                                   49,801        48,449      53,520       44,767       49,946      53,510
            Total                                  420,793       353,745     456,827      383,048      475,159     484,641

Trading Days                                            21            19          21           21           21          21
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                               Trading Days
-----------------------------------------------------------------------
                                   2003
                                   ----
        Q1                 Q2               Q3               Q4
        --                 --               --               --
        61                 63               64               62

                                   2002
                                   ----
        Q1                 Q2               Q3               Q4
        --                 --               --               --
        60                 64               64               62
-----------------------------------------------------------------------